AXP(R)
   Precious Metals
     Fund

2002 SEMIANNUAL REPORT

AXP Precious Metals Fund seeks to provide shareholders with long-term growth of capital.

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(logo)                                                                  (logo)
American                                                                AMERICAN
   Express(R)                                                            EXPRESS
 Funds                                                                  (R)
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

From the Chairman

(photo of) Arne H. Carlson
Arne H. Carlson
Chairman of the board

Dear Shareholders,

It is a very difficult period for investors caused by corporate management misconduct and its impact on the market as well as the economy. The integrity of corporations at large is being questioned. However, there is optimism that the resulting reforms will give Americans the kind of integrity they deserve. Many corporate leaders are strongly supportive of these reforms. We all have a right to expect financial statements to be fully accurate and business leaders to place the interests of shareholders above personal desires. Your Board is truly independent, comprised of 10 members (nominated by independent members) and three recommended by American Express Financial Corporation. These individuals come from a variety of geographic areas with the diverse skill sets necessary to oversee the operations of the Fund. Investment performance is, and remains, our primary concern.

The Fund's auditors, KPMG LLP, are truly independent of American Express Financial Corporation. KPMG serves the interest of shareholders by supporting the work of the Board and certifying unbiased financial reports.

The Board has confidence in Ted Truscott, American Express Financial Corporation's Chief Investment Officer, and shares his enthusiasm in the management changes he has effected to improve the investment performance of all American Express funds. The focus of the Board and American Express Financial Corporation is simple; we strive for consistent, competitive investment performance.

All of the proposals in the proxy statement you received in September were approved at the shareholder meeting on November 13, 2002, and will be implemented in the coming weeks.

On behalf of the Board,

Arne H. Carlson

CONTENTS

From the Chairman                                        2
Economic and Market Update                               3
Fund Snapshot                                            5
Questions & Answers with Portfolio Management            6
Investments in Securities                                9
Financial Statements                                    11
Notes to Financial Statements                           14

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2 --- AXP PRECIOUS METALS FUND --- 2002 SEMIANNUAL REPORT

Economic and Market Update

         FROM CIO WILLIAM F. "TED" TRUSCOTT

(photo of) William F. "Ted" Truscott
William F. "Ted" Truscott
Chief Investment Officer
American Express Financial Corporation

Dear Shareholders,

The past several months* have proven that the economy isn't the only force driving the stock market. Although, early this year the U.S. recession was pronounced over, accounting scandals and shaky consumer confidence kept the downtrend in stock prices in place until mid-summer. September lived up to its reputation as the cruelest month for stocks, erasing all of the summertime gains -- and more. It remains to be seen whether the late-October rally -- among the strongest market performances in years -- will hold its own.

Yet even as the stock market grapples with questions of corporate integrity, I still believe the economy will ultimately dictate the direction for stocks. The latest cut in interest rates enacted by the Federal Reserve could be the key to a sustainable rebound. At 1.25%, the Fed's overnight bank lending rate is now at its lowest level since July 1961.

What is needed to support the stock market? In a word, earnings. The economic downturn of 2001 was confined largely to the business sector. Faced with eroding margins, businesses were forced to liquidate inventories, cut investment spending and reduce staff. Fortunately, these measures appear to be subsiding. Through it all, low inflation and interest rates continued to spur consumer spending.

Today stock market investors are in a better position than they have been for some time, with improving prospects for both consumers and businesses. That may just prove to be the winning combination for corporate earnings -- and for the stock market -- in the coming year.

It's also important to note that a bear market in corporate bonds has developed alongside the one in stocks. Recent irregularities in corporate accounting have no doubt played a role in investors' concerns about non-government bonds. For example, the yield on 10-year U.S. Treasury Notes was at historic lows in early October -- about 3.7%. Since bond yields move inversely to prices, the low yield means that prices of U.S. Treasury securities

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


Economic and Market Update

have risen substantially. Investors are seeking the comparative safety of Uncle Sam in a very uncertain environment. The threat of war with Iraq and the prospect of higher oil prices stoked investors' fears toward the end of the period.

Nevertheless, opportunities do exist in corporate and high-yield bonds because of the bear market we have seen in recent months. Investors who can tolerate some risk should not abandon these securities in a flight to safety. After all, safety comes with its own price -- the forfeiture of growth and earning potential. And bond investors usually lose when interest rates rise or inflation becomes more of a factor. For more information about different kinds of bonds, speak to your financial advisor or retirement plan administrator.

While the latest market declines are indeed painful, they are creating more opportunity in stocks in the form of a steadily declining price/earnings ratio. On both a relative and absolute basis, stocks continue to get less and less expensive. Those saving for long-term goals should maintain a significant allocation to equities. Over time, they have provided the best returns of virtually any investment. There's no compelling reason to believe this will be different going forward. As always, diversification is the best strategy for meeting your financial goals.

Thank you for investing with American Express Funds.

William F. Truscott

* Please see portfolio manager Q&A for fiscal period economic coverage.

KEY POINTS

-- Stocks are continuing to get less expensive.

-- Credit "crunch" for business sector persists.

-- Those saving for long-term goals should maintain an allocation to equities.

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


Fund Snapshot

                           AS OF SEPT. 30, 2002

PORTFOLIO MANAGER

Portfolio manager                                             Clay Hoes
Tenure/since                                                     1/1/99
Years in industry                                                    18

FUND OBJECTIVE
For investors seeking long-term growth of capital.

Inception dates
A: 4/22/85        B: 3/20/95        C: 6/26/00       Y: 3/20/95

Ticker symbols
A: INPMX          B: INPBX          C:--             Y:--

Total net assets                                          $60.2 million
Number of holdings                                     approximately 40

STYLE MATRIX

Shading within the style matrix indicates areas in which the Fund generally invests.

STYLE

VALUE    BLEND    GROWTH

                           LARGE

         X                 MEDIUM

         X                 SMALL

PORTFOLIO ASSET MIX

Percentage of portfolio assets

(pie chart)

(bar) Common stocks 93.3%
(bar) Other 1.8 %
(bar) Cash equivalents 4.9%

TOP FIVE COUNTRIES
Percentage of portfolio assets

Canada                                                             35.6%
South Africa                                                       23.5
United States                                                      17.6
Australia                                                           9.2
Ghana                                                               2.3

TOP TEN HOLDINGS

Percentage of portfolio assets

Newmont Mining                                                      7.8%
Harmony Gold Mining                                                 7.5
Placer Dome                                                         6.9
Meridian Gold                                                       6.3
Gold Fields ADR                                                     6.1
Barrick Gold                                                        6.1
Newcrest Mining                                                     4.7
Goldcorp                                                            4.0
Kinross Gold                                                        3.0
AngloGold ADR                                                       3.0

Because this Fund is a narrowly-focused sector fund, it may exhibit higher volatility than funds with broader investment objectives.

Fund holdings are subject to change.

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5 --- AXP PRECIOUS METALS FUND --- 2002 SEMIANNUAL REPORT

Questions & Answers

  WITH PORTFOLIO MANAGEMENT

Q:  How did the Fund perform for the six-month period ended Sept. 30, 2002?

A: For the six-month period ended Sept. 30, 2002, the Fund's Class A shares (excluding sales charge) returned 3.72% compared to the MSCI World Index, which returned -25.79%. The SSB Global Precious Metals and Minerals Index returned -2.17%, and the Lipper Gold Funds Index returned 7.03% over the same timeframe.

Q:  What factors significantly impacted performance?

A: As concerns about economic problems and global geopolitical issues rose during the past six months, gold became a more attractive option for investors. In the opening months of the period, gold prices continued an upward trend, which gave a boost to gold stocks as well. Retail demand in Japan helped trigger the upsurge in gold prices. Other factors such as consolidation in the mining and exploration industry, a decrease in exploration activity and the closing of mining companies as a result of the weakened economy also helped to bolster gold prices, as supply decreased at the same time demand was strong. In the closing months of

Performance Comparison
For the six-month period ended Sept. 30, 2002

 10%                                 (bar 4)
  5%       (bar 1)                    +7.03%
  0%       +3.72%          (bar 3)
 -5%                        -2.17%
-10%
-15%
-20%
-25%              (bar 2)
-30%              -25.79%

(bar 1) AXP Precious Metals Fund Class A (excluding sales charge) (bar 2) MSCI World Index (unmanaged)(1)
(bar 3) SSB Global Precious Metals and Minerals Index (unmanaged)(2) (bar 4) Lipper Gold Funds Index(3)

(1) Morgan Stanley Capital International (MSCI) World Index, an unmanaged index, is a market capitalization-weighted index that reflects the stock markets of 23 developed markets, including the United States, Europe, Canada, Australia, New Zealand and the Far East.

(2) The Salomon Smith Barney (SSB) Global Precious Metals and Minerals IndexSM is a subset of the Global Salomon Smith Barney Broad Market Index SystemSM, which includes all companies with a float capital of at least $100 million. The SSB Global Precious Metals and Minerals Index includes companies in both developed and emerging market regions that are involved in the precious metals sector. The fund is not sponsored, endorsed, sold or promoted by SSB, and SSB makes no representation or warranty regarding any matter, including the advisability of investing in the Fund.

(3) The Lipper Gold Funds Index, published by Lipper Inc., includes the 10 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

Past performance is no guarantee of future results. The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class B, Class C and Class Y may vary from that shown above because of differences in sales charges and fees.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.
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6 --- AXP PRECIOUS METALS FUND --- 2002 SEMIANNUAL REPORT

Questions & Answers

 (begin callout quote) >
It is our belief that the smaller companies will become attractive acquisition candidates for larger companies in the industry.
(end callout quote)

    the period, the situation turned a bit less favorable, but gold stocks continued to hold up far better than the stock market as a whole. Fundamentals related to supply and demand remained very positive for companies in this sector.

    The Fund was positioned to capture much of the market's upside. We added stocks of a number of exploration companies, and they performed particularly well. Weakness experienced by the dollar in the currency market also worked to the Fund's advantage. One reason the Fund gave back some of its gains in the closing months was due to a problem in the South African market. The market reacted negatively to a report leaked out of that country that some companies may be forced to divest a portion of their mining assets. At the time

AVERAGE ANNUAL TOTAL RETURNS
as of Sept. 30, 2002

                           Class A                    Class B                      Class C                      Class Y
(Inception dates)         (4/22/85)                  (3/20/95)                    (6/26/00)                    (3/20/95)
                       NAV(1)      POP(2)        NAV(1)   After CDSC(3)      NAV(1)    After CDSC(4)      NAV(5)       POP(5)
6 months              +3.72%      -2.24%        +3.43%       -1.57%         +3.29%        +2.29%         +3.85%        +3.85%
1 year               +39.52%     +31.49%       +38.51%      +34.51%        +38.39%       +38.39%        +39.74%       +39.74%
5 years               -3.50%      -4.63%        -4.23%       -4.42%           N/A           N/A          -3.32%        -3.32%
10 years              +4.48%      +3.86%          N/A          N/A            N/A           N/A            N/A           N/A
Since inception         N/A         N/A         +0.17%       +0.17%        +22.32%       +22.32%         +1.12%        +1.12%

(1) Excluding sales charge.

(2) Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4) 1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost. The performance shown for each class of shares will vary due to differences in sales charges and fees. Short term performance may be higher or lower than the figures shown. Visit americanexpress.com for current information.

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7 --- AXP PRECIOUS METALS FUND --- 2002 SEMIANNUAL REPORT

Questions & Answers

    of this surprise announcement, the Fund held a significant position in firms based in South Africa, and that hurt performance when the news hit the market. However, the Fund still managed to generate positive returns for the period.

Q:  What changes did you make to the portfolio?

    We added to our position of small-cap stocks in the exploration segment of the industry. These companies appear to be positioned to benefit from an environment where larger companies have greatly reduced spending on exploration activity. It is our belief that the smaller companies will become attractive acquisition candidates for larger companies in the industry. If that occurs, the smaller companies should offer solid appreciation potential for the Fund. Other moves during the period included reducing the Fund's position in the challenged South African market.

Q:  What is your outlook for the year ahead?

A: This remains a very volatile market, which makes it difficult to predict its short-term prospects. Longer-term market fundamentals continue to point in a positive direction for the Fund. Gold demand has held up quite well, and a weakened economy often helps in this regard. Even with rising gold prices, jewelry demand remains solid. At the same time, supply remains somewhat muted. Countries have been restrained from selling significant amounts of bullion, due in part to an agreement by European nations. Finally, exploration activity is at a low level, limiting new supplies of gold. These factors should help to maintain a generally positive environment for metals-oriented stocks.

Q:  How are you positioning the Fund in light of your outlook?

A: The Fund remains actively positioned in companies that should benefit from favorable long-term trends in the market. While it is safe to anticipate volatility over any short-term period, the Fund can contribute to a long-term portfolio by providing access to a market that tends to move in a direction that is different from the general equity market. We will continue to seek stocks of companies that are well managed and show the potential for continued appreciation.

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


Investments in Securities

AXP Precious Metals Fund, Inc.

Sept. 30, 2002 (Unaudited)
(Percentages represent value of investments compared to net assets)

Common stocks (97.6%)(c)
Issuer                                                Shares            Value(a)

Australia (9.6%)

AurionGold                                        600,000          $1,053,109
Kingsgate Consolidated                          1,100,000           1,793,220
Newcrest Mining                                   800,000           2,934,360
Total                                                               5,780,689

Canada (37.2%)
Apollo Gold                                       400,000(b)          680,873
Banro                                             350,000(b)          882,613
Barrick Gold                                      245,000           3,809,749
Echo Bay Mines                                    700,000(b)          784,000
First Quantum Minerals                            400,000(b)          731,308
Gabriel Resources                                 215,000(b)          704,829
Glamis Gold                                       150,000(b)        1,387,500
Goldcorp                                          225,000(b)        2,496,533
IAMGOLD                                           450,000           1,724,877
Kinross Gold                                      850,000(b)        1,870,193
Nevsun Resources                                  600,000(b)          453,915
Placer Dome                                       475,000           4,336,749
Repadre Capital                                   160,000(b)          852,352
Ressources Majescor                               250,000(b)           56,739
SouthernEra Resources                             275,000(b)        1,092,233
Wheaton River Minerals                            725,000(b)          516,486
Total                                                              22,380,949

Cayman Islands (1.4%)
Apex Silver Mines                                  60,000(b)          831,000

Ghana (2.4%)
Ashanti Goldfields                                250,000(b)        1,420,000

Papua New Guinea (1.7%)
Lihir Gold                                      1,500,000(b)        1,043,328

Peru (2.3%)
Compania de Minas Buenaventura ADR                 65,000           1,391,000

South Africa (24.6%)
African Rainbow Minerals Gold                     120,000(b)         $796,964
AngloGold ADR                                      70,000           1,865,500
Barplats Investments                              900,000(b)          324,478
Durban Roodepoort Deep                             50,000(b)          218,264
Durban Roodepoort Deep ADR                        250,000(b)        1,040,000
Gold Fields ADR                                   300,000           3,840,000
Harmony Gold Mining                               300,000           4,695,000
Impala Platinum Holdings                           20,000           1,062,998
Randgold & Exploration ADR                        175,000(b)          942,900
Total                                                              14,786,104

United States (18.4%)
Freeport-McMoRan Copper & Gold Cl B               110,000(b)        1,480,600
Golden Star Resources                             550,000(b)          687,500
Meridian Gold                                     217,020(b)        3,969,180
Newmont Mining                                    352,500           4,929,853
Total                                                              11,067,133

Total common stocks
(Cost: $53,477,615)                                               $58,700,203

See accompanying notes to investments in securities.

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


Other (1.8%)(c)
Issuer                                             Shares            Value(a)

Canada (1.2%)
Apollo Gold
     Warrants                                     156,250(b)          $15,966
Echo Bay Mines
     Warrants                                     700,000(b)          259,000
Minefinders
     Special Warrants                             125,000(b)          449,187
Total                                                                 724,153

United States (0.6%)
Harmony Gold Mining
     Warrants                                      33,000(b)          379,170
Total other (Cost: $567,646)                                       $1,103,323

Short-term security (5.2%)

Issuer                        Annualized           Amount            Value(a)
                             yield on date       payable at
                             of purchase          maturity

Commercial paper
GE Capital Intl Funding
     10-01-02                     2.00%        $3,100,000(d)       $3,099,828

Total short-term security
(Cost: $3,100,000)                                                 $3,099,828

Total investments in securities
(Cost: $57,145,261)(e)                                            $62,903,354

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Non-income producing.

(c) Foreign security values are stated in U.S. dollars.

(d) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board.

(e) At Sept. 30, 2002, the cost of securities for federal income tax purposes was approximately $57,145,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

    Unrealized appreciation                      $ 9,028,000
    Unrealized depreciation                       (3,270,000)
                                                  ----------
    Net unrealized appreciation                  $ 5,758,000
                                                 -----------

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


Financial Statements

Statement of assets and liabilities
AXP Precious Metals Fund, Inc.
Sept. 30, 2002 (Unaudited)

Assets

Investments in securities, at value (Note 1)*
   (identified cost $57,145,261)                                                                       $ 62,903,354
Cash in bank on demand deposit (including foreign currency holdings of $433,222)                            473,506
Capital shares receivable                                                                                    54,912
Dividends and accrued interest receivable                                                                   130,167
U.S. government securities held as collateral (Note 5)                                                       11,752
                                                                                                             ------
Total assets                                                                                             63,573,691
                                                                                                         ----------

Liabilities
Capital shares payable                                                                                        2,775
Payable for investment securities purchased                                                                 135,850
Payable upon return of securities loaned (Note 5)                                                         3,211,752
Accrued investment management services fee                                                                    3,917
Accrued distribution fee                                                                                      2,125
Accrued transfer agency fee                                                                                   1,320
Accrued administrative services fee                                                                             294
Other accrued expenses                                                                                       54,787
                                                                                                             ------

Total liabilities                                                                                         3,412,820
                                                                                                          ---------
Net assets applicable to outstanding capital stock                                                     $ 60,160,871
                                                                                                       ============

Represented by
Capital stock -- $.01 par value (Note 1)                                                               $     80,769
Additional paid-in capital                                                                               81,729,706
Undistributed net investment income                                                                       2,024,767
Accumulated net realized gain (loss) (Note 7)                                                           (29,429,891)
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                     5,755,520
                                                                                                          ---------
Total -- representing net assets applicable to outstanding capital stock                               $ 60,160,871
                                                                                                       ============
Net assets applicable to outstanding shares:                Class A                                    $ 45,327,420
                                                            Class B                                    $ 14,379,448
                                                            Class C                                    $    425,648
                                                            Class Y                                    $     28,355
Net asset value per share of outstanding capital stock:     Class A shares          6,025,162          $       7.52
                                                            Class B shares          1,988,980          $       7.23
                                                            Class C shares             59,001          $       7.21
                                                            Class Y shares              3,751          $       7.56
                                                                                        -----          ------------
*Including securities on loan, at value (Note 5)                                                       $  3,113,233
                                                                                                       ------------

See accompanying notes to financial statements.

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


Statement of operations
AXP Precious Metals Fund, Inc.
Six months ended Sept. 30, 2002 (Unaudited)

Investment income
Income:
Dividends                                                                                              $    409,919
Interest                                                                                                    139,011
   Less foreign taxes withheld                                                                              (21,961)
                                                                                                            -------
Total income                                                                                                526,969
                                                                                                            -------
Expenses (Note 2):
Investment management services fee                                                                          223,276
Distribution fee
   Class A                                                                                                   58,703
   Class B                                                                                                   69,687
   Class C                                                                                                    1,256
Transfer agency fee                                                                                          70,844
Incremental transfer agency fee
   Class A                                                                                                    6,692
   Class B                                                                                                    2,394
   Class C                                                                                                       48
Service fee -- Class Y                                                                                           13
Administrative services fees and expenses                                                                    16,853
Compensation of board members                                                                                 6,930
Custodian fees                                                                                               26,993
Printing and postage                                                                                         27,304
Registration fees                                                                                            40,685
Audit fees                                                                                                   10,250
Other                                                                                                         6,517
                                                                                                              -----
Total expenses                                                                                              568,445
   Earnings credits on cash balances (Note 2)                                                                  (300)
                                                                                                               ----
Total net expenses                                                                                          568,145
                                                                                                            -------
Investment income (loss) -- net                                                                             (41,176)
                                                                                                            -------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                                                         4,318,542
   Foreign currency transactions                                                                            (79,219)
                                                                                                            -------
Net realized gain (loss) on investments                                                                   4,239,323
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                    (3,335,710)
                                                                                                         ----------
Net gain (loss) on investments and foreign currencies                                                       903,613
                                                                                                            -------
Net increase (decrease) in net assets resulting from operations                                        $    862,437
                                                                                                       ============

See accompanying notes to financial statements.

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


Statements of changes in net assets
AXP Precious Metals Fund, Inc.


                                                                                Sept.30, 2002         March 31, 2002
                                                                              Six months ended          Year ended
                                                                                (Unaudited)
Operations
Investment income (loss) -- net                                                  $    (41,176)         $   (255,804)
Net realized gain (loss) on investments                                             4,239,323             8,540,159
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies              (3,335,710)           11,390,409
                                                                                   ----------            ----------
Net increase (decrease) in net assets resulting from operations                       862,437            19,674,764
                                                                                      -------            ----------

Capital share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                                         36,621,970            69,079,772
   Class B shares                                                                   8,177,950             3,218,026
   Class C shares                                                                     346,392               225,202
   Class Y shares                                                                      58,673                17,073
Payments for redemptions
   Class A shares                                                                 (35,250,010)          (69,114,174)
   Class B shares (Note 2)                                                         (4,461,144)           (2,931,087)
   Class C shares (Note 2)                                                           (150,626)             (109,654)
   Class Y shares                                                                     (24,793)              (24,271)
                                                                                      -------               -------
Increase (decrease) in net assets from capital share transactions                   5,318,412               360,887
                                                                                    ---------               -------
Total increase (decrease) in net assets                                             6,180,849            20,035,651
Net assets at beginning of period                                                  53,980,022            33,944,371
                                                                                   ----------            ----------
Net assets at end of period                                                      $ 60,160,871          $ 53,980,022
                                                                                 ============          ============
Undistributed net investment income                                              $  2,024,767          $  2,065,943
                                                                                 ------------          ------------

See accompanying notes to financial statements.

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


Notes to Financial Statements
AXP Precious Metals Fund, Inc.
(Unaudited as to Sept. 30, 2002)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is registered under the Investment Company Act of 1940 (as amended) as a non-diversified, open-end management investment company. The Fund has 10 billion authorized shares of capital stock. The Fund invests primarily in securities of companies engaged in the exploration, mining, processing or distribution of gold and other precious metals and related minerals. Most of these companies will be located outside of the United States.

The Fund offers Class A, Class B, Class C and Class Y shares.

o    Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o    Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend, and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost. Investments in metals, if any, are valued daily using data from independent brokers and pricing services.

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


Option transactions

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

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


The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Dividends to shareholders

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including level-yield amortization of premium and discount, is accrued daily.

2. EXPENSES AND SALES CHARGES

The Fund has agreements with American Express Financial Corporation (AEFC) to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.8% to 0.675% annually. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Gold Funds Index. The maximum adjustment is 0.12% of the Fund's average daily net assets after deducting 1% from the performance difference. If the performance difference is less than 1%, the adjustment will be zero. The adjustment decreased the fee by $21,428 for the six months ended Sept. 30, 2002.

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Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.06% to 0.035% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o   Class A $19.00
o   Class B $20.00
o   Class C $19.50
o   Class Y $17.00

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a distribution fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $56,197 for Class A and $4,099 for Class B for the six months ended Sept. 30, 2002.

During the six months ended Sept. 30, 2002, the Fund's custodian and transfer agency fees were reduced by $300 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $116,450,210 and $110,399,136, respectively, for the six months ended Sept. 30, 2002. Realized gains and losses are determined on an identified cost basis.

Brokerage clearing fees paid to brokers affiliated with AEFC were $41,565 for the six months ended Sept. 30, 2002.

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


4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                                            Six months ended Sept. 30, 2002
                                             Class A         Class B            Class C         Class Y

Sold                                        4,427,184       1,031,203            46,953           6,862
Issued for reinvested distributions                --              --                --              --
Redeemed                                   (4,324,642)       (587,318)          (20,059)         (3,250)
                                           ----------        --------           -------          ------
Net increase (decrease)                       102,542         443,885            26,894           3,612
                                              -------         -------            ------           -----

                                                               Year ended March 31, 2002
                                             Class A          Class B            Class C         Class Y

Sold                                       12,129,169         595,941            41,265           3,133
Issued for reinvested distributions                --              --                --              --
Redeemed                                  (12,146,876)       (534,308)          (19,939)         (4,423)
                                          -----------        --------           -------          ------
Net increase (decrease)                       (17,707)         61,633            21,326          (1,290)
                                              -------          ------            ------          ------

5. LENDING OF PORTFOLIO SECURITIES

As of Sept. 30, 2002, securities valued at $3,113,233 were on loan to brokers. For collateral, the Fund received $3,200,000 in cash and U.S. government securities valued at $11,752. Income from securities lending amounted to $7,894 for the six months ended Sept. 30, 2002. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

6. BANK BORROWINGS
The Fund has a revolving credit agreement with Deutsche Bank, whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The agreement went into effect Sept. 24, 2002. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the LIBOR plus 0.50%, the IBOR plus 0.50% or the higher of the Federal Funds Rate plus 0.25% and the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. Prior to this agreement, the Fund had a revolving credit agreement that permitted borrowings up to $200 million with U.S. Bank, N.A. The Fund had no borrowings outstanding during the six months ended Sept. 30, 2002.

7. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund has a capital loss carry-over of $34,183,594 as of March 31, 2002, that will expire in 2006 through 2009 if not offset by capital gains. It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

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


8. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A

Per share income and capital changes(a)

Fiscal period ended March 31,                                              2002(f)      2002         2001         2000        1999

Net asset value, beginning of period                                      $7.25       $ 4.59       $ 4.95       $ 5.45     $  6.82
                                                                          -----       ------       ------       ------     -------
Income from investment operations:
Net investment income (loss)                                                .02         (.03)        (.01)        (.02)       (.01)
Net gains (losses) (both realized and unrealized)                           .25         2.69         (.35)        (.48)      (1.31)
                                                                            ---         ----         ----         ----       -----
Total from investment operations                                            .27         2.66         (.36)        (.50)      (1.32)
                                                                            ---         ----         ----         ----       -----

Less distributions:
Dividends from net investment income                                         --           --           --           --        (.05)
                                                                          -----       ------       ------       ------     -------
Net asset value, end of period                                            $7.52       $ 7.25       $ 4.59       $ 4.95     $  5.45
                                                                          -----       ------       ------       ------     -------

Ratios/supplemental data
Net assets, end of period (in millions)                                   $  45       $   43       $   27       $   38     $    51
Ratio of expenses to average daily net assets(c)                           1.68%(d)     1.78%        1.83%        1.69%       1.66%
Ratio of net investment income (loss) to average daily net assets           .04%(d)     (.48%)       (.24%)       (.27%)      (.20%)
Portfolio turnover rate (excluding short-term securities)                   190%         458%         276%         114%         44%
Total return(e)                                                            3.72%       57.95%       (7.27%)      (9.11%)    (19.40%)

Class B

Per share income and capital changes(a)
Fiscal period ended March 31,                                              2002(f)      2002         2001         2000        1999
Net asset value, beginning of period                                      $6.99       $ 4.46       $ 4.85       $ 5.38     $  6.73
                                                                          -----       ------       ------       ------     -------
Income from investment operations:
Net investment income (loss)                                               (.01)        (.07)        (.05)        (.05)       (.05)
Net gains (losses) (both realized and unrealized)                           .25         2.60         (.34)        (.48)      (1.29)
                                                                            ---         ----         ----         ----       -----
Total from investment operations                                            .24         2.53         (.39)        (.53)      (1.34)
                                                                            ---         ----         ----         ----       -----

Less distributions:
Dividends from net investment income                                         --           --           --           --        (.01)
                                                                          -----       ------       ------       ------     -------
Net asset value, end of period                                            $7.23       $ 6.99       $ 4.46       $ 4.85     $  5.38
                                                                          -----       ------       ------       ------     -------

Ratios/supplemental data
Net assets, end of period (in millions)                                   $  14       $   11       $    7       $    9      $    8
Ratio of expenses to average daily net assets(c)                           2.44%(d)     2.54%        2.59%        2.46%       2.46%
Ratio of net investment income (loss) to average daily net assets          (.71%)(d)   (1.22%)      (1.00%)      (1.04%)      (.97%)
Portfolio turnover rate (excluding short-term securities)                   190%         458%         276%         114%         44%
Total return(e)                                                            3.43%       56.73%       (8.04%)      (9.78%)    (20.02%)

See accompanying notes to financial highlights.

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19 --- AXP PRECIOUS METALS FUND --- 2002 SEMIANNUAL REPORT

Class C

Per share income and capital changes(a)
Fiscal period ended March 31,                                              2002(f)      2002         2001(b)
Net asset value, beginning of period                                      $6.98        $4.45        $4.57
                                                                          -----        -----        -----

Income from investment operations:
Net investment income (loss)                                               (.01)        (.07)        (.02)
Net gains (losses) (both realized and unrealized)                           .24         2.60         (.10)
                                                                            ---         ----         ----
Total from investment operations                                            .23         2.53         (.12)
                                                                            ---         ----         ----
Net asset value, end of period                                            $7.21        $6.98        $4.45
                                                                          -----        -----        -----

Ratios/supplemental data
Net assets, end of period (in millions)                                   $  --        $  --        $  --
Ratio of expenses to average daily net assets(c)                           2.56%(d)     2.51%        2.59%(d)
Ratio of net investment income (loss) to average daily net assets          (.44%)(d)   (1.20%)       (.61%)(d)
Portfolio turnover rate (excluding short-term securities)                   190%         458%         276%
Total return(e)                                                            3.29%       56.85%       (2.63%)

Class Y

Per share income and capital changes(a)
Fiscal period ended March 31,                                              2002(f)      2002         2001         2000        1999
Net asset value, beginning of period                                      $7.28       $ 4.60       $ 4.95       $ 5.43     $  6.80
                                                                          -----       ------       ------       ------     -------

Income from investment operations:
Net investment income (loss)                                                .03         (.02)          --           --        (.01)
Net gains (losses) (both realized and unrealized)                           .25         2.70         (.35)        (.48)      (1.30)
                                                                            ---         ----         ----         ----       -----
Total from investment operations                                            .28         2.68         (.35)        (.48)      (1.31)
                                                                            ---         ----         ----         ----       -----

Less distributions:
Dividends from net investment income                                         --           --           --           --        (.06)
                                                                          -----       ------       ------       ------     -------
Net asset value, end of period                                            $7.56       $ 7.28       $ 4.60       $ 4.95     $  5.43
                                                                          -----       ------       ------       ------     -------

Ratios/supplemental data
Net assets, end of period (in millions)                                   $  --       $   --       $   --       $   --     $    --
Ratio of expenses to average daily net assets(c)                           1.54%(d)     1.58%        1.64%        1.52%       1.38%
Ratio of net investment income (loss) to average daily net assets           .27%(d)     (.28%)         --%        (.19%)       .01%
Portfolio turnover rate (excluding short-term securities)                   190%         458%         276%         114%         44%
Total return(e)                                                            3.85%       58.26%       (7.07%)      (8.89%)    (19.31%)

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was June 26, 2000.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e)  Total return does not reflect payment of a sales charge.

(f)  Six months ended Sept. 30, 2002 (Unaudited).

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





American Express(R) Funds
Growth Funds
AXP(R) Emerging Markets Fund
AXP Equity Select Fund
AXP Focused Growth Fund
AXP Global Growth Fund
AXP Growth Fund
AXP Growth Dimensions Fund
AXP New Dimensions Fund(R)
AXP Partners International Aggressive Growth Fund
AXP Partners Small Cap Growth Fund
AXP Strategy Aggressive Fund

Blend Funds
AXP Blue Chip Advantage Fund
AXP Discovery Fund*
AXP European Equity Fund
AXP Global Balanced Fund
AXP International Fund
AXP International Equity Index Fund
AXP Large Cap Equity Fund
AXP Managed Allocation Fund
AXP Mid Cap Index Fund
AXP Nasdaq 100 Index(R) Fund
AXP Partners International Core Fund
AXP Partners International Small Cap Fund
AXP Partners Small Cap Core Fund
AXP Research Opportunities Fund
AXP S&P 500 Index Fund
AXP Small Cap Advantage Fund
AXP Small Company Index Fund
AXP Stock Fund
AXP Total Stock Market Index Fund

Value Funds
AXP Diversified Equity Income Fund
AXP Equity Value Fund
AXP Large Cap Value Fund
AXP Mid Cap Value Fund
AXP Mutual
AXP Partners Fundamental Value Fund
AXP Partners International Select Value Fund
AXP Partners Select Value Fund
AXP Partners Small Cap Value Fund
AXP Partners Value Fund
AXP Progressive Fund*

Income/Tax-Exempt Income Funds
AXP Bond Fund
AXP Cash Management Fund**
AXP Extra Income Fund
AXP Federal Income Fund
AXP Global Bond Fund
AXP High Yield Tax-Exempt Fund
AXP Insured Tax-Exempt Fund
AXP Intermediate Tax-Exempt Fund
AXP Selective Fund
AXP State Tax-Exempt Funds
AXP Tax-Exempt Bond Fund
AXP Tax-Free Money Fund**
AXP U.S. Government Mortgage Fund

Sector Funds
AXP Global Technology Fund
AXP Precious Metals Fund
AXP Utilities Fund

These funds are also listed in the categories above.

AXP(R) Partners Funds

AXP Partners Fundamental Value Fund
AXP Partners International Aggressive Growth Fund
AXP Partners International Core Fund
AXP Partners International Select Value Fund
AXP Partners International Small Cap Fund
AXP Partners Select Value Fund
AXP Partners Small Cap Core Fund
AXP Partners Small Cap Growth Fund
AXP Partners Small Cap Value Fund
AXP Partners Value Fund

International Funds
AXP Emerging Markets Fund
AXP European Equity Fund
AXP Global Balanced Fund
AXP Global Bond Fund
AXP Global Growth Fund
AXP International Fund
AXP International Equity Index Fund
AXP Partners International Aggressive Growth Fund
AXP Partners International Core Fund
AXP Partners International Select Value Fund
AXP Partners International Small Cap Fund

*    Closed to new investors.

** An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

For more complete information about our funds, including fees and expenses, please call (800) 862-7919 for prospectuses. Read them carefully before you invest.

(11/02)

AXP Precious Metals Fund
70100 AXP Financial Center
Minneapolis, MN 55474
americanexpress.com

--------------------------------------------------------------------------------
(logo)                                                                  (logo)
American                                                                AMERICAN
   Express(R)                                                            EXPRESS
 Funds                                                                  (R)
--------------------------------------------------------------------------------

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

S-6144 T (11/02)